Exhibit 10.19.4

THIRD AMENDMENT TO CREDIT AGREEMENT

 THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of February 27, 2012 and effective as of December 31, 2011 (the “Agreement”) is entered into among ExamWorks Group, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

 WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of October 11, 2010 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below; and

WHEREAS, the Lenders are willing to amend the Credit Agreement subject to the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.              Amendments.  The Credit Agreement is hereby amended as follows, effective as of December 31, 2011:

(a)            The definition of “Consolidated Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) the sum of (i) Consolidated EBITDA for the period of the four (4) fiscal quarters most recently ended minus (ii) Consolidated Cash Taxes for such period minus (iii) Consolidated Capital Expenditures for such period to (b) Consolidated Fixed Charges for the period of the four (4) fiscal quarters most recently ended.

(b)            The definition of “Consolidated Fixed Charges” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Consolidated Fixed Charges” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to the sum of (i) the cash portion of Consolidated Interest Charges for such period plus (ii) Consolidated Scheduled Funded Debt Payments for such period (other than payments of Indebtedness made with respect to the receivables facilities permitted by Section 8.03(f) at the applicable maturity date of each such facility) plus (iii) the amount of cash dividends and other distributions made by the Borrower during such period, all as determined in accordance with GAAP.  Notwithstanding the foregoing, for purposes of calculating Consolidated Fixed Charges for the four fiscal quarter periods ending December 31, 2011, March 31, 2012 and June 30, 2012, the cash portion of Consolidated Interest Charges with respect to the Senior Notes shall be deemed to include, without duplication, (x) any interest accrued with respect to such Senior Notes during such period and (y) any interest paid in cash with respect to such Senior Notes during such period.

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  (c)              Section 8.11(c) of the Credit Agreement is hereby amended to read as follows:

  (c)           Consolidated Fixed Charge Coverage Ratio.  Permit the Consolidated Fixed Charge Coverage Ratio as of the end of any fiscal quarter of the Borrower to be less than (i) for any fiscal quarter ending during the period from December 31, 2011 to and including September 30, 2012, 1.75 to 1.0 and (ii) for any fiscal quarter ending thereafter, 2.0 to 1.0.

2.               Conditions Precedent.  This Agreement shall be effective upon the satisfaction of the following conditions:

(a)            the receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Required Lenders and Bank of America, N.A., as Administrative Agent; and

(b)           the receipt by (i) the Administrative Agent on behalf of each Lender consenting to this Agreement on or before 12:00 p.m. Eastern time on February 24, 2012 of an amendment fee equal to 0.075% of such Lender’s Revolving Commitment and (ii) the Administrative Agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated of all fees and expenses due and payable to them in connection with this Agreement.

3.              Miscellaneous.

(a)   The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.  The Loan Parties acknowledge and confirm that as of the date hereof (a) the Administrative Agent, on behalf of the Lenders, has a valid and enforceable first priority security interest in the Collateral, (b) the Borrower’s obligation to repay the outstanding principal amount of the Loans and reimburse the L/C Issuer for any drawing on a Letter of Credit is unconditional and not subject to any offsets, defenses or counterclaims and (c) the Administrative Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement and the other Loan Documents.  The Loan Parties also acknowledge and confirm that by entering into this Agreement, the Lenders do not waive or release any term or condition of the Credit Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or applicable Law or any of the obligations of any Loan Party thereunder.

(b)           Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Loan Documents as modified hereby and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents except as expressly set forth herein.

(c)   The Loan Parties hereby represent and warrant as follows:

(i)            Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)           This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

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(iii)          No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement.

(d)           The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except (x) any such representation and warranty that is qualified by materiality or a reference to Material Adverse Effect is true and correct in all respects on and as of the date hereof and (y) to the extent that any such representation and warranty expressly relates solely to an earlier date, each such representation and warranty is true and correct in all material respects as of such earlier date (except that any such representation and warranty that is qualified by materiality or reference to Material Adverse Effect is true and correct in all respects as of such earlier date) and (ii) no event has occurred and is continuing, or would result from the execution and delivery of this Agreement, which constitutes a Default or an Event of Default.

(e)           This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.  This Agreement shall be considered to be a Loan Document for purposes of the Credit Agreement.

(f)             THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:                                          EXAMWORKS GROUP, INC.,
a Delaware corporation

By:           /s/ J. Miguel Fernandez de Castro
Name: J. Miguel Fernandez de Castro
Title: Chief Financial Officer, Senior Executive Vice President and Treasurer

GUARANTORS:                                     EXAMWORKS, INC., a Delaware corporation

By:           /s/ J. Miguel Fernandez de Castro
Name: J. Miguel Fernandez de Castro
Title: Chief Financial Officer, Senior Executive Vice President and Treasurer

   EXAMWORKS CANADA, INC., a Delaware corporation
   EXAMWORKS EUROPE, INC., a Delaware corporation
   FLORIDA MEDICAL SPECIALISTS, INC.,
a New Jersey corporation
   MARQUIS MEDICAL ADMINISTRATORS, INC.,
a New York corporation
SOUTHWEST MEDICAL EXAMINATION SERVICES, INC.,
a Texas corporation
   PACIFIC BILLING SERVICES, INC.,
a Texas corporation
   DIAGNOSTIC IMAGING INSTITUTE, INC.,
a Texas corporation
   NETWORK MEDICAL REVIEW COMPANY,
   LTD., an Illinois corporation
NETWORK MEDICAL MANAGEMENT COMPANY,
LTD., an Illinois corporation
INSURANCE APPEALS, LTD.,
an Illinois corporation
ELITE PHYSICIANS, LTD.,
an Illinois corporation
WORKERSFIRST, INC.,
an Illinois corporation

THIRD AMENDMENT TO CREDIT AGREEMENT
EXAMWORKS GROUP, INC.

MES GROUP, INC.,
   a Michigan corporation
   MEDICAL EVALUATION SPECIALISTS, INC.,
   a Michigan corporation
   MEDICAL EVALUATION SPECIALISTS,
   a California corporation
MEDICAL EVALUATION SPECIALISTS-MASSACHUSETTS, INC.,
   a Massachusetts corporation
   MEDICAL EVALUATION SPECIALISTS, INC.,
   a Pennsylvania corporation
   LONE STAR CONSULTING SERVICES, INC.,
   a Texas corporation
MES MANAGEMENT SERVICES, INC.,
   a New York corporation
   MLS GROUP OF COMPANIES, INC.,
   a Michigan corporation

By:           /s/ J. Miguel Fernandez de Castro
Name: J. Miguel Fernandez de Castro
Title: Chief Financial Officer, Senior Executive Vice President and Treasurer

   RICWEL OF WEST VIRGINIA, LLC,
   a West Virginia limited liability company
   CFO MEDICAL SERVICES, LLC,
   a New Jersey limited liability company

   By: ExamWorks, Inc., its sole member and manager

By:           /s/ J. Miguel Fernandez de Castro
Name: J. Miguel Fernandez de Castro
Title: Chief Financial Officer, Senior Executive Vice President and Treasurer

THIRD AMENDMENT TO CREDIT AGREEMENT
EXAMWORKS GROUP, INC.

   IME SOFTWARE SOLUTIONS, LLC,
   a Michigan limited liability company
   EXAMWORKS REVIEW SERVICES, LLC,
   a Delaware limited liability company
   EXAMWORKS EVALUATIONS OF NEW YORK,
   LLC, a New York limited liability company
   MEDICOLEGAL SERVICES, LLC,
   a Delaware limited liability company
   IME RESOURCES, LLC,
   a Delaware limited liability company
   CREDENTIALMED, LLC,
   a Delaware limited liability company
   ISALUS, LLC,
   a Delaware limited liability company

   By: ExamWorks, Inc., its sole member

By:           /s/ J. Miguel Fernandez de Castro
Name: J. Miguel Fernandez de Castro
Title: Chief Financial Officer, Senior Executive Vice President and Treasurer

DDA MANAGEMENT SERVICES, LLC,
   a New York limited liability company

   By: Lone Star Consulting Services, Inc., its sole member

By:           /s/ J. Miguel Fernandez de Castro
   Name: J. Miguel Fernandez de Castro
   Title: Chief Financial Officer, Senior Executive Vice President and Treasurer

THIRD AMENDMENT TO CREDIT AGREEMENT
EXAMWORKS GROUP, INC.

ADMINISTRATIVE
AGENT:                                                   BANK OF AMERICA, N.A.,
as Administrative Agent

By:           /s/ Anne M. Zeschke
Name: Anne M. Zeschke
Title:   Vice President

LENDERS:                                               BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

By:           /s/ E. Mark Hardison
Name: E. Mark Hardison
Title:   Vice President

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:           /s/ W. Grant Johnston
Name:  W. Grant Johnston
Title:    Duly Authorized Signatory

FIFTH THIRD BANK,
as a Lender

By:           /s/ Philip Renwick
Name: Philip Renwick
Title:   Vice President

SUNTRUST BANK,
as a Lender

By:           /s/ Mary E. Coke
Name: Mary E. Coke
Title:   Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:           /s/ William B. Nixon
Name: William B. Nixon
Title:    Senior Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:           /s/ Ari Bruger
Name: Ari Bruger
Title:  Vice President

By:           /s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title:  Associate

THIRD AMENDMENT TO CREDIT AGREEMENT
EXAMWORKS GROUP, INC.

BARCLAYS BANK PLC,
as a Lender

By:           /s/ Michael Mozer
Name: Michael Mozer
Title:   Vice President

COMMUNITY & SOUTHERN BANK,
as a Lender

By:           /s/ Thomas A. Bethel
Name: Thomas A. Bethel
Title:   Corporate Banking - Manager

GOLDMAN SACHS BANK USA,
as a Lender

By:           /s/ Ivan Anderson
Name: Ivan Anderson
Title:   Authorized Signatory